SSgA FUNDS

SUPPLEMENT DATED DECEMBER 5, 2012

TO

PROSPECTUS

DATED DECEMBER 14, 2011

(AS SUPPLEMENTED THROUGH OCTOBER 31 2012)

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 14, 2011

(AS SUPPLEMENTED THROUGH OCTOBER 31, 2012)

SSgA TUCKERMAN ACTIVE REIT FUND

(TICKER SYMBOL: SSREX)

The Prospectus and Statement of Additional Information for the SSgA Tuckerman Active REIT Fund (the “Fund”) of The SSgA Funds is hereby supplemented as follows:

At a meeting of the Board of Trustees of the SSgA Funds (the “Board”) held on December 4, 2012, the Board determined to appoint CBRE Clarion Securities LLC (“CBRE Clarion”) to replace The Tuckerman Group LLC as the sub-advisor to the Fund effective January 1, 2013, pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between SSgA Funds Management, Inc., the current advisor for the Fund (the “Advisor”), and CBRE Clarion. Effective with the appointment of CBRE Clarion on January 1, 2013 the name of the Fund will be changed to the “SSgA Clarion Real Estate Fund.”

The Interim Sub-Advisory Agreement will remain in effect for a limited duration pending shareholder approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and CBRE Clarion. A Proxy Statement detailing the proposal to enter into the New Sub-Advisory Agreement with CBRE Clarion is expected to be made available on the internet to shareholders on or about December 21, 2012, and a shareholder meeting is scheduled to be held on or about February 1, 2013 to consider the New Sub-Advisory Agreement.

The remainder of the Prospectus and Statement of Additional Information remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSREXSUPP2